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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                    __________________________________

                                  FORM 8-K/A

                                CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported): June 14, 1999

                  American Gaming & Entertainment, Ltd.
_______________________________________________________________________
           (Exact Name of Registrant as Specified in Charter)


                                  Delaware
_______________________________________________________________________
                    (State or Other Jurisdiction of
                     Incorporation or Organization)


    0-19049                                            74-2504501
_______________________________________________________________________
  (Commission                                         (IRS Employer
  File Number)                                      Identification No.)


           One Woodland Avenue, Paramus, New Jersey 07652
_______________________________________________________________________
              (Address of Principal Executive Offices)

  Registrant's telephone number, including area code:  (609) 822-8505
                                                       _______________

                           Not Applicable
_______________________________________________________________________
              (Former Name, Address and Former Fiscal Year,
                     if Changed Since Last Report)



                                  1 of 5


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American Gaming & Entertainment, Ltd.
SEC Form 8-K

Item 4.  Changes in Registrant's Certifying Accountant


This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated June 14, 1999 filed with the Securities and Exchange Commission on June 21, 1999 to include as an exhibit to the Current Report on Form 8-K a letter from Deloitte & Touche LLP, the Company's former independent public accountants, addressed to the Securities and Exchange Commission, stating that Deloitte & Touche LLP agrees with the Company's statements in the Current Report on Form 8-K. Such letter is attached as Exhibit 1 to this Form 8-K/A.


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Item 7.     Financial Statements and Exhibits

(a)     Exhibits

Exhibit Number     Description
_______________    ___________

1 Letter dated June 30, 1999 from Deloitte & Touche LLP to the Securities and Exchange Commission.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                American Gaming & Entertainment, Ltd.
                                _____________________________________
                                (Registrant)

DATE:     July 6, 1999


                                By:     J. DOUGLAS WELLINGTON
                                    __________________________
                                        J. Douglas Wellington
                                        President and Chief Executive
                                        Officer and Principal
                                        Accounting Officer


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                             EXHIBIT INDEX

Exhibit Number     Description                           Page
______________     ___________                           ____

1                  Letter dated June 30, 1999 from
                   Deloitte & Touche LLP to the
                   Securities and Exchange Commission.     5